Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

WESTERN DISTRICT OF LOUISIANA

SHREVEPORT DIVISION

IN RE:	CASE NO. 04-13259

HOLLYWOOD CASINO	JOINTLY ADMINISTERED
SHREVEPORT, et al.
Debtors	CHAPTER 11

Order Under 11 U.S.C. § 1129(a) and (b) and

Fed. R. Bankr. P. 3020 Confirming Joint Plan of

the Debtors and the Bondholder Committee

The Debtors and Debtors in Possession, Hollywood Casino Shreveport (“HCS”), Shreveport Capital Corporation, HCS I, Inc., HCS II, Inc., HCS - Golf Course, LLC (“Golf Course”), and HWCC-Louisiana, Inc. (collectively, the “Debtors”), together with the Official Committee of Bondholder Creditors (the “Bondholders Committee”), have proposed their Joint Plan of Reorganization of the Debtors and the Bondholders Committee dated July 6, 2005 (Docket No.) (“Plan”). On June 13, 2005, June 17, 2005, June 18, 2005 and June 19, 2005 this Court held a hearing to consider confirmation of the Plan. Appearances were noted in the record.

For the reasons set forth in the Court’s separate “Findings of Facts and Conclusions of Law for Confirmation of Joint Plan of the Debtors and the Bondholders Committee” (“Findings of Fact”) filed together with this Order, and with the consent of the Debtors, the Bondholder Committee, the Non-bondholder Committee, the respective members of the Committees, Black Diamond, BRAC, and Broadmoor, L.L.C.,

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:

1.             Confirmation. The Plan, is confirmed under section 1129 of the Bankruptcy Code. The terms of the Plan and the Findings of Fact are incorporated by reference into and are an integral part of this Confirmation Order. The Plan is confirmed in its entirety, notwithstanding the failure to refer to any specific provision of the Plan in this Order.

2.             Objections. All objections to confirmation of the Plan are satisfied by the amendments to the Plan and by the settlements announced in open Court and are therefore overruled.

3.             Vesting of Assets (11 U.S.C. § 1141(b) and (c)). On the Effective Date, all property of the Estates of HCS and SCC shall vest in Reorganized HCS and Reorganized SCC, respectively free and clear of all claims, liens, charges, other encumbrances and interests, but excluding the Assumed Liabilities. Notwithstanding the foregoing, (i) the liens and security interests in real and personal property (including vessels) granted by HCS and SCC in favor of the holders of Debt Securities issued pursuant to the First Mortgage Note Indenture and Senior Secured Note Indenture, and the collateral documents provided for in said indentures that evidence the grant of such liens and security interests in such real and personal property (including vessels) of HCS and SCC and any waivers and estoppels in support thereof are and shall remain in full force and effect (without any break in attachment, ranking, priority, or perfection and without the necessity of executing, filing or recording any new documents or notices) and such liens and security interests shall be consolidated as first priority perfected liens and security interests securing the New Notes issued under the Amended and Restated New Note Indenture, (ii)(A) the priority ranking of the Amended and Restated Mortgage, Leasehold Mortgage and Assignments of Leases and Rents shall be as of August 11, 1999 which is the date of recording of the existing first mortgage and (B) the priority ranking of the Amended and Restated First Preferred Ship Mortgage shall be as of September 14, 2000, which is the date of recording of the existing first preferred ship mortgage, and (iii) the first priority liens on and security interests in HCS I’s and HCS II’s general partnership interests in HCS shall remain in effect after the Effective Date and will secure the New Notes as first priority perfected liens, until such partnership interests are cancelled under the Plan on the Investor Closing Date.

4.            General Authorizations. The Debtors and the Reorganized Debtors are authorized to execute, amend, modify, deliver, file, or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of the Plan. Without limiting the foregoing, on the Effective Date Reorganized HCS and Reorganized SCC shall each execute and deliver (and make all customary filings and other perfection agreements ancillary to) amended and restated collateral documents to evidence the real and personal property (including vessels) security for their respective obligations under the New Notes and the Amended and Restated New Note Indenture, and the liens and security interests under such amended and restated collateral documents shall be first priority perfected liens on and security interests in all real and personal property interests (including vessels) of Reorganized HCS and Reorganized SCC on the Effective Date and thereafter. The Clerks of the Court for Caddo and Bossier Parishes, Louisiana, are authorized and directed to cancel those claims, liens, charges or other encumbrances set forth on the attached Exhibit A as terminated by order of the Court. All of the parties to the release relating to the Construction Actions contemplated under Section 4.12(i) of the Plan, including the Debtors and the Reorganized Debtors are authorized to execute such release.

5.             Corporate Actions. After the Confirmation Date, all terms of this Plan may be put into effect and carried out without further action by the Debtors’ or Reorganized Debtors’ partners, members, officers, directors or stockholders, who shall be deemed to have unanimously approved the Plan and all agreements, liens and transactions provided for or contemplated herein, including: (i) the adoption of the Reorganized HCS Amended and Restated Joint Venture Agreement, (ii) the consummation of the transactions contemplated by the Investment Agreement, (iii) the issuance of the New Sponsor Interests and New Noteholder Partnership Interests, (iv) the execution and delivery of the Amended and Restated Note Indenture and related collateral documents and issuance of the New Notes, (v) the dissolution of HCS I, HCS II, and H.L., and (vi) the conversion of Golf Course into a Delaware corporation and the filing of its Article of Incorporation with the Delaware Secretary of State.

6.             Issuance of Securities. The issuance and distribution of the Noteholder Newco Interests, the New Notes, the New Noteholder Partnership Interests and the New Sponsor Interests are hereby authorized without further act or action under applicable law, regulation, order, or rule, other than such approval as may be required by the Louisiana Gaming Control Board under applicable Louisiana law, and shall be exempt from any registration or licensing requirements, including, without limitation, section 5 of the Securities Act of 1933, and state registration requirements as set forth in section 1145 of the Bankruptcy Code.

7.             Plan Documents and Transactions. The Plan Documents and any amendments, modifications, reaffirmations and supplements thereto as the Debtors and the Bondholders Committee may approve (to the extent consistent with the terms of the

Plan), and all documents and agreements relating to the Plan Documents (including all exhibits and attachments thereto and documents referred to therein) introduced into evidence by the Debtors at the Confirmation Hearing, and the execution, delivery, and performance thereof by the Debtors or Reorganized Debtors, are authorized and approved. Without need for further order or authorization of the Court, the Debtors, the Reorganized Debtors, and the Bondholders Committee are authorized and empowered to make any and all modifications to any and all Plan Documents that are consistent with the Plan.

8.             Approval of Settlements under Plan. The settlements set forth on the record at the Confirmation Hearing, which resulted in Plan modifications referenced in the immediately preceding paragraph, are approved, and the Debtors, their estates, creditors, and equity security holders are authorized to take such actions as may be necessary or appropriate to carry out the terms of the settlements, including the execution, delivery of documents and the performance of obligations thereunder.

9.             Governmental Approvals Not Required. This Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules, or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan and any documents, instruments, or agreements, and any amendments or modifications thereto, and any other acts referred to in or contemplated by the Plan, the Plan Supplement, the Disclosure Statement, and any documents, instruments, or agreements, and any amendments or modifications thereto, other than such approval of the Louisiana Gaming Control Board as may be required under applicable Louisiana law.

10.           Exemption From Certain Taxes. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of any security, or the making or delivery of an instrument of transfer under the Plan is not subject to any stamp tax, recording tax, personal property transfer tax, real estate transfer tax, sales or use tax, or other similar tax.

11.          Termination of Subordination Rights and Settlement of Related Claims and Controversies. The classification and manner of satisfying all claims and interests under the Plan take into consideration all subordination rights arising under section 510(a) and 510(b) of the Bankruptcy Code or otherwise. Except as provided in the Plan, all such subordination rights that a Holder of a claim or interest may have with respect to any distribution to be made under the Plan are cancelled and terminated, and all actions related to the enforcement of such subordination rights are hereby permanently enjoined. Accordingly, distributions under the Plan to Holders of Allowed Claims are not subject to payment to a beneficiary of such terminated subordination rights, or to levy, garnishment, attachment or other legal process by a beneficiary of such terminated subordination rights. Except as to claims expressly settled and released under the Plan, nothing in the Plan shall be deemed to release the rights, if any, that the Debtors, the Reorganized Debtors, Noteholder Newco, any Committee, or any creditor may have to seek to equitably subordinate any claim under section 510(c) of the Bankruptcy Code.

12.          Discharge. HCS, SCC and Noteholder Newco shall be discharged, effective on the Effective Date, from any claim that arose before the Effective Date, to the fullest extent provided by section 1141 of the Bankruptcy Code. Pursuant to section 1141(d)(3) of the Bankruptcy Code, Confirmation will not discharge claims against HCS I, HCS II, or H.L.; provided, however, that no Holder of a claim against or interest in, the Debtors may, on account of such claim, or interest seek or receive any payment or other distribution from, or seek recourse against, the Debtors, the Reorganized Debtors, their respective successors or their respective property, except as expressly provided in the Plan.

13.          Exculpation and Limitation of Liability. This Confirmation Order expressly incorporates by reference as though fully set forth herein the release, exculpation and limitation of liability and injunction provisions contained in the Plan, including Sections 4.12 and 13.5 of the Plan. Such provisions shall be effective and binding upon all entities as of the Effective Date.

14.          Termination of Injunctions and Automatic Stay. Unless otherwise provided in the Plan, all injunctions or stays arising under section 105 or 362 of the Bankruptcy Code, any injunction or stay entered during the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

15.          Postpetition Claims Bar Date. The deadline for filing requests for payment of Administrative Claims, Professional Fee Claims, Substantial Contribution Claims, or claims for reimbursement of expenses of individual members of a Committee, is 60 days after the Effective Date.

16.          Deadline to Object to Claims. The deadline for filing objections to the allowance of any proof of claim filed on or before the Confirmation Date is 90 days after the entry of this Confirmation Order.

17.          Assumption and Rejection. On the Effective Date, Reorganized HCS (i) assumes the executory contracts and unexpired leases on the Assumed Contract List, and (ii) rejects the executory contracts and unexpired leases on the Rejected Contract List. Other than with respect to (i) executory contracts or unexpired leases that have been assumed or rejected by order of the Court prior to the Confirmation Date and (ii) the Management Services Agreement (and all insurance polices and group services provided thereunder), Reorganized HCS assumes any executory contract or unexpired lease to which it is a party that does not appear on either the Assumed Contract List or Rejected Contract List in the Plan Supplement. Except with respect to executory contracts or leases that have been assumed or rejected by order of the Court prior to the Confirmation Date, HCS I, HCS II, SCC, Golf Course and H.L. each reject all executory contracts or unexpired leases to which it is a party.

18.          Notice of Assumption. Within five Business Days following the date of entry of this Order, the Debtors shall provide notice of the assumption or rejection of executory contracts and unexpired leases to the non-Debtor parties thereto (each a “Contract Party”). The Contract Party has forty-five (45) days from the Confirmation Date to: (i) object to (a) the nature or amount of any Cure, (b) the ability of the Post-Confirmation Debtors or any assignee to provide “adequate assurance of future performance” (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (c) any other matter pertaining to assumption; (ii) file a claim arising from the rejection of the executory contract or unexpired lease; or (iii) file and give a notice of an election to retain its rights under Section 365(n) of the Bankruptcy Code. This Court retains jurisdiction to resolve any disputes arising from the assumption or rejection of executory contracts or unexpired leases under the Plan.

19.           City of Shreveport. All amounts found to be legally due and owing to the City of Shreveport under the unexpired ground lease (the “Lease”) dated as of May 19, 1999 by and between the City of Shreveport and HCS that was assumed by HCS by Order (Docket No. 247) of the Court dated December 7, 2004, shall be paid under the Plan as an administrative expense; provided, that the Debtors reserve the right to object to any claim the City has asserted or may assert, either as a prepetition claim or administrative expense, on all grounds, including, that the Order approving the assumption of the Lease precludes the City from asserting that there was a default existing under the Lease that HCS was required to cure.

20.           Binding Effect. Pursuant to sections 1123(a) and 1142(a) of the Bankruptcy Code and the provisions of this Confirmation Order, the Plan and the Plan Documents shall apply and be enforceable notwithstanding any otherwise applicable nonbankruptcy law.

21.           Non-Severability; Conflicts. The provisions of this Confirmation Order are integrated with each other and are nonseverable and mutually dependent unless expressly stated by further order of this Court. Each term and provision of the Plan, as it may have been altered or interpreted by the Court, is valid and enforceable pursuant to its terms. In the event of any conflict between this Order and any provision of the Plan, this Order shall control.

22.           Waiver of Rule 3020(e) Stay. Notwithstanding Rule 3020(e), this Confirmation Order shall take effect immediately upon its entry, and the Debtors may consummate the Plan as soon as practicable thereafter, in accordance with its terms, subject, however, to the provisions of Section 10.5 of the Plan if the Effective Date does not occur.

23.           Retention of Jurisdiction. The Court shall retain jurisdiction over the Chapter 11 Cases after the Effective Date in accordance with Article XII of the Plan and to the fullest extent permitted under applicable law.

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This done and signed this 6th day of July, 2005, at Shreveport, Louisiana.

/s/ Stephen V. Callaway
UNITED STATES BANKRUPTCY JUDGE

COPY SENT

	Date:	7-6-05
	By:	[ILLEGIBLE]
	To:	BNC TO NOTICE DB, DB ATTY, UST

This order was prepared and is being submitted by:

/s/ R. Patrick Vance
R. PATRICK VANCE (Bar No. 13008)
CORINNE G. HUFFT (Bar No. 26892)
Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.
201 St. Charles Avenue, 49th Floor
New Orleans, Louisiana 70170-5100
Telephone: (504) 582-8000
Facsimile: (504) 582-8010

- and -

Pro Hac Vice

RICHARD B. LEVIN

GLENN S. WALTER

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400

Los Angeles, California 90071

Telephone: (213) 687-5000

Facsimile:   (213) 687-5600

Counsel for Debtors and Debtors in Possession